Ordinary shares	12 Months Ended
Dec. 31, 2024
Ordinary shares
Ordinary shares

17.  Ordinary shares

ZKH Group Limited was incorporated under the laws of the Cayman Islands on April 26, 2021. The Company authorized 500,000,000,000 ordinary shares with par value of US$0.0000001 per shares, among which 5,621,490,964 and 5,658,952,794 shares were issued and outstanding as of December 31, 2023 and 2024, respectively. The issuance of these shares is considered as a part of the Restructuring of the Company, which was retroactively applied as if the transaction occurred at the beginning of the period presented (see Note 1).

During the IPO, the Company issued a total of 4,000,000 ADSs, with one ADSs representing thirty-five Class A ordinary shares of the Company with par value of US$0.0000001 per share. The Company received a total of approximately US$62,000 thousand of net proceeds after deducting the underwriter commissions.

During the Overallotment, the Company issued a total of 455,000 ADSs, with one ADSs representing thirty-five Class A ordinary shares of the Company with par value of US$0.0000001 per share. The Company received a total of approximately US$$6,559 thousand of net proceeds after deducting the underwriter commissions.

In June 2024, the board of directors of the Company authorized a share repurchase program under which the Company may repurchase up to US$50 million of its American Depositary Shares over the next 12 months, ending on June 13, 2025. During the year ended 31 December 2024, 1,631,205 ADSs were purchased at an aggregate consideration of approximately RMB40,758 thousand under the share repurchase program.